Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) - USD ($) $ in Thousands		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Tax loss carried forward		$ 193,219	$ 197,651
Allowance for expected credit loss of receivable, accrued expense and others not currently deductible for tax purposes		35,457	37,991
Deferred revenue		1,609	2,708
Impairment of investment		2,813	4,937
Others		(22)	4,350
Valuation allowance	[1]	(224,130)	(242,051)	$ (213,688)	$ (150,252)
Deferred tax assets, net		8,946	5,586
Deferred tax liabilities:
Related to the fair value changes of investments		30,724	10,446
Related to acquired intangible assets		31,053	54,774
Others		1,124	4,628
Deferred tax liabilities		62,901	69,848
Deferred tax assets, net			0
Deferred tax liabilities		$ 53,955	$ 64,262

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was mainly provided for net operating loss carry forwards because it was more likely than not that such deferred tax assets would not be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.